Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Seritage Growth Properties, a Maryland real estate investment trust (the “Company”), on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission (the “Report”), I, Brian Dickman, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian Dickman
Brian Dickman
Executive Vice President and Chief Financial Officer
February 28, 2018

A signed original of this written statement required by Section 906 has been provided to Seritage Growth Properties and will be retained by Seritage Growth Properties and furnished to the Securities and Exchange Commission or its staff upon request.